Highland Funds I

Highland Opportunistic Credit Fund (the “Fund”)

Class A HNRAX/Class C HNRCX/Class Z HNRZX

Supplement dated March 18, 2020 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) each dated October 31, 2019, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Fund’s Summary Prospectus, the Fund’s Prospectus and the Fund’s SAI and should be read in conjunction with the Fund’s Summary Prospectus, the Fund’s Prospectus and the Fund’s SAI. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus, the Prospectus and SAI.

Effective immediately, Trey Parker will no longer serve as a portfolio manager for the Fund. Accordingly, effective immediately, all references to Mr. Parker as portfolio manager contained in the Fund’s Summary Prospectus, Prospectus, and SAI are deleted.

IMPORTANT NOTICE

On March 18, 2020, the Board of Trustees (the “Board”) of Highlands Funds I, on behalf of its series the Fund, and upon the recommendation of the Fund’s adviser, Highland Capital Management Fund Advisors, L.P. (the “Adviser”), approved a plan to liquidate the Fund in an orderly manner (the “Liquidation Plan”), such liquidation to take place on or about June 16, 2020 (the “Liquidation Date”). In approving the liquidation, the Board determined that the liquidation of the Fund is in the best interests of the Fund and its shareholders.

Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. Such redemptions will not be subject to any sales charges, including contingent deferred sales charges. Pursuant to the Liquidation Plan, the Adviser intends to dispose of the majority of the Fund’s holdings shortly before the Liquidation Date (subject to redemptions in kind per shareholder request as discussed below). The proceeds from the disposal of the Fund’s assets will be used to satisfy any remaining capital gain and income distribution requirements. Such distributions will be made prior to the Fund’s liquidation. Following such distributions, the Fund will hold the net remaining proceeds in cash pending the final liquidating distribution to shareholders.

It is expected that, on or about the Liquidation Date, the cash proceeds of the liquidation or, upon prior shareholder request, the shareholder’s pro rata portion of the Fund’s securities, will be distributed to shareholders of the Fund in a complete redemption of their shares. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be considered a taxable event like any other redemption of shares. In addition, the Fund will make one or more distributions of income (including capital gains) to shareholders on or prior to the Liquidation Date in order to eliminate Fund-level taxes. These distributions generally will be taxable to shareholders as either ordinary income or capital gains. Shareholders should consult with their tax advisors for more information about the tax consequences to them of the Fund’s liquidation, including any state, local, foreign or other tax consequences.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under “Redemption of Shares” beginning on page 64 of the Prospectus, as supplemented. Shareholders may also exchange their shares, subject to minimum investment account requirements and other restrictions on exchanges as described under “Exchange of Shares” on page 67 of the Prospectus, as supplemented. Any such redemption or exchange of Fund shares for shares of another fund will generally be considered a taxable event for federal income tax purposes. Shareholders who hold their shares in the Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the liquidation and the distribution of such shareholders’ redemption proceeds.

Effective as of the close of business March 19, 2020, the Fund is closed to new and existing investors, including shareholders who hold an account directly with the Fund and those shareholders who invest in the Fund through a financial intermediary account, a financial platform, defined contribution, defined benefit or asset allocation program (collectively, “financial intermediaries”), and shareholders who invest through automatic investment plans. In addition, as of the close of business March 19, 2020, exchanges into the Fund are no longer permitted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND SAI FOR FUTURE REFERENCE.

HFI-HNR-SUPP2-0320